--------------------

                                 FIRST AMENDMENT

                                   - TO THE -

                              EMPLOYMENT AGREEMENT

                              --------------------


     THIS FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT ("Second Amendment") is made and entered into as of the 12th day of June, 1998 ("Effective Date") by and between GREATE BAY HOTEL AND CASINO, INC. ("Employer") and J. GARY LUDERITZ ("Employee").

                              W I T N E S S E T H:

     WHEREAS, Employer and Employee entered into that certain Employment Agreement dated as of December 1, 1995 ("the Agreement") under the terms and pursuant to the conditions set forth in the Employment Agreement, a copy of which is attached as Exhibit "A", (the "Agreement"); and,

     WHEREAS, Employer and Employee are desirous of modifying the Agreement in accordance with the Order of Judge Wizmur of the United States Bankruptcy Court for the District of New Jersey dated June 12, 1998 (the "Order"); and,

     WHEREAS, Paragraph 15 of the Agreement requires that the Employment Agreement "may not be amended, modified, changed or altered except by a writing signed by both Employer and Employee";

     NOW, THEREFORE, for and in consideration of the foregoing recitals, and in consideration of the mutual covenants, agreement, understandings, undertakings, representations, warranties and promises hereinafter set forth, and intending to be legally bound thereby, Employer and Employee do hereby covenant and agree as follows:

     1. AMENDMENT TO PARAGRAPH 6 OF THE AGREEMENT.

     The provisions of Paragraph 6 of the Agreement are modified solely to extend the Term from that stated therein to the period ending on November 30, 2000.

     2. AMENDMENT TO PARAGRAPH 8(B) OF THE AGREEMENT.

     The language of Paragraph 8(b) of the Agreement is deleted and replaced with the following:

          The Base Salary, shall be adjusted ("the Base Salary Adjustment") on each of the anniversary dates of the Effective Date of this Agreement (each "an Adjustment Date"). The Base Salary Adjustment shall be the product of the Base Salary times the difference between the CPI Comparison Period and the CPI Base Period. For the purpose of this paragraph, the Base Salary shall include any previous Base Salary Adjustments, the CPI shall be the Consumer Price Index for all Urban Consumers for Phila., Pa. All Items (1982-1984=100) issued by the United States Department of Labor, Bureau of Labor Statistics or any successor agency ("the Bureau"), the CPI Base Period shall be the CPI most recently published by the Bureau as of March 31, 1997 for the first Adjustment Date and the CPI Comparison Period used for the preceding Adjustment date for succeeding Adjustment Dates, and the CPI Comparison Period shall be the most recently published CPI by the Bureau as of March 31 just prior to the Adjustment Date. Nothing in this paragraph shall permit any increase of the Base Salary at an Adjustment Date to exceed five (5) percent or a decrease in Base Salary at an Adjustment Date except that the Board of Directors may authorize an increase in the Base Salary up to five percent of the Base Salary effective on any Adjustment Date. In the event that the Bureau ceases to use the 1982-1984 average of 100 as the basis of calculation of the CPI or ceases to publish the CPI, or a substantial change is made in the "market basket" of items used in determining the CPI, the Employer shall in good faith substitute another index or comparable statistic to measure the change in the cost of living in the Philadelphia metropolitan area.

     For the purpose of the this First Amendment, the parties acknowledge that the anniversary date of the Agreement was previously changed to April 1 of each year.

     3. AMENDMENT TO PARAGRAPH 8(D) OF THE AGREEMENT.

     In the case of a termination without Cause, which does not entitle Employee to Severance Pay under the Severance Pay Policy approved by Order of Judge Wizmur dated January 26, 1998, as amended by Order of Judge Wizmur dated March 31, 1998, and as applicable to Employee by the Order, Paragraph 8(d) of the Agreement is modified solely to limit the periodic payments described therein to the lesser of the remaining Term of the Agreement or two (2) years.

     4. RATIFICATION OF THE AGREEMENT. Except as otherwise modified by this First Amendment, Employer and Employee hereby ratify and affirm the terms and conditions of the Agreement.

     IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND THEREBY, the parties hereto have executed and delivered this First Amendment as of the year and date first above written.


ATTEST:                                   GREATE BAY HOTEL AND CASINO, INC.



/s/ FREDERICK H. KRAUS                    By: /s/ TIMOTHY A. EBLING
---------------------------------             ---------------------------------
    Frederick H. Kraus                            Timothy A. Ebling
    Secretary                                     Executive Vice President



WITNESS:                                  EMPLOYEE


/s/ JEANNE FACCADIO                           /s/ J. GARY LUDERITZ
---------------------------------             ---------------------------------
    Jeanne Faccadio                               J. Gary Luderitz